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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                January 5, 1998
                                ---------------
               Date of Report (Date of earliest event reported)


                                Comdisco, Inc.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        1-7725                   36-2687938
   ------------------                 -----------            -------------------
(State of incorporation)              (Commission               (IRS Employer
                                       File No.)             Identification No.)


               6111 North River Road, Rosemont, Illinois   60018
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            (Address of principal executive offices)    (Zip code)


                                (847) 698-3000
                   -----------------------------------------
              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated January 5, 1998 by and among the Company, and Salomon Brothers Inc, Bear, Stearns & Co. Inc., Citicorp Securities, Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (the "Underwriters").

     1.2 Terms Agreement dated January 5, 1998 by and among the Company and the Underwriters.

     4.1 Form of Specimen Global Notes relating to the Company's 6 1/8% Notes due January 15, 2003.

     4.2 Form of Specimen Definitive Note relating to the Company's 6 1/8% Notes due January 15, 2003.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Company's 6 1/8% Notes Due January 15, 2003.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMDISCO, INC.


Date: January 7, 1998                 By: /s/ Jeremiah M. Fitzgerald
                                          --------------------------------------
                                          Jeremiah M. Fitzgerald, Vice President
                                          and General Counsel



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